                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) : September 18, 2000


                         Commission file number 0-26096


                            THE UNIMARK GROUP, INC.
             (Exact name of registrant as specified in its charter)


                 TEXAS                                   75-2436543
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


              UNIMARK HOUSE
            124 MCMAKIN ROAD
           BARTONVILLE, TEXAS                              76226
     (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (817) 491-2992

ITEM  2.     Acquisition or Disposition of Assets.

    On August 31, 2000 the Company completed the sale to Del Monte Foods Company
(DLM), of the rights to its Sunfresh(R) brand, its McAllen Texas distribution center, including certain inventory associated with the Sunfresh(R) brand for $14.5 million in cash, subject to adjustment for inventory levels. The purchase price was determined through a series of negotiations in an arms length transaction between the Company and DLM.

    Separately, DLM and UniMark entered into a long-term supply contract under which UniMark will produce chilled and canned citrus products for DLM at UniMark's existing facilities in Mexico. Also, DLM has granted UniMark a long-term license for rights to the Sunfresh(R) brand for specific areas, including Europe, Asia, the Pacific Rim and Mexico.

     Del Monte Foods Company, headquartered in San Francisco, CA, with net sales of $1.5 billion in fiscal 2000, is the largest producer and distributor of premium quality, branded processed fruit, vegetable and tomato products in the United States.

ITEM  7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not Applicable

         (b) Pro Forma Financial Information

             The following unaudited condensed consolidated financial statements and notes are filed herewith as follows-

             - Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
               June 30, 2000
             - Unaudited Pro Forma Condensed Consolidated Statement of
               Operations for the year ended December 31, 1999
             - Unaudited Pro Forma Condensed Consolidated Statement of
               Operations for the six months ended June 30, 2000
             - Notes to Pro Forma Condensed Consolidated Financial Statements

                            THE UNIMARK GROUP, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF JUNE 30, 2000
             (IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE AMOUNTS)

                                                                                         PRO FORMA          PRO FORMA
                                                                         HISTORICAL      ADJUSTMENTS       CONSOLIDATED
                                                                         ----------      -----------       ------------
                                     ASSETS
Current assets:
   Cash and cash equivalents......................................       $   2,156       $  12,500(1)       $  2,156
                                                                                           (12,500)(2)
   Accounts receivable - trade, net of allowance of $391..........           5,604                             5,604
   Accounts receivable - other....................................             448                               448
   Notes receivable...............................................             770                               770
   Inventories....................................................          19,943          (4,700)(1)        15,243
   Income and value added taxes receivable........................           1,586                             1,586
   Prepaid expenses...............................................             558            (350)(1)           208
                                                                         ---------       ---------          --------
         Total current assets.....................................          31,065          (5,050)           26,015
Property, plant and equipment, net................................          43,008          (4,020)(1)        38,988
Deferred income taxes.............................................           2,788                             2,788
Goodwill, net.....................................................           2,917                             2,917
Identifiable intangible assets....................................             130            (130)(1)            --
Due from related parties..........................................           1,558                             1,558
Notes receivable, less current portion............................             902                               902
Other assets......................................................             282                               282
                                                                         ---------       ---------          --------
         Total assets.............................................       $  82,650       $  (9,200)         $ 73,450
                                                                         =========       =========          ========

                                   LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Short-term borrowings..........................................        $ 21,566       $ (10,556)(2)      $ 11,010
   Current portion of long-term debt..............................           1,670             (56)(2)         1,614
   Accounts payable - trade ......................................           3,687                             3,687
   Accrued liabilities............................................           4,756             700(1)          5,456
   Deferred income taxes..........................................           4,402                             4,402
                                                                         ---------       ---------          --------
         Total current liabilities................................          36,081          (9,912)           26,169
Long-term debt, less current portion..............................          10,365          (1,888)(2)         8,477
Shareholders' equity:
   Common stock, $0.01 par value:
     Authorized shares - 20,000,000
     Issued and outstanding 13,938,326 shares.....................             139                               139
   Additional paid-in capital.....................................          63,766                            63,766
   Accumulated deficit............................................         (27,701)          2,600(1)        (25,101)
                                                                         ---------       ---------          --------
         Total shareholders' equity...............................          36,204           2,600            38,804
                                                                         ---------       ---------          --------
         Total liabilities and shareholders' equity...............        $ 82,650       $  (9,200)         $ 73,450
                                                                         =========       =========          ========


           See accompanying notes to pro forma condensed consolidated financial statements.

                            THE UNIMARK GROUP, INC.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

                                                                                   PRO FORMA        PRO FORMA
                                                                  HISTORICAL      ADJUSTMENTS      CONSOLIDATED
                                                                  ----------      -----------      ------------
     Net sales.................................................    $ 66,223      $                   $ 66,223
     Cost of products sold.....................................      58,593                            58,593
                                                                   --------      --------            --------
     Gross profit..............................................       7,630                             7,630
     Selling, general and administrative expenses..............      16,797        (1,312)(4)          15,485
                                                                   --------      --------            --------
     Income (loss) from operations.............................      (9,167)        1,312              (7,855)
     Other income (expense):
       Interest expense........................................      (3,013)        1,300 (3)          (1,713)
       Interest income.........................................         309                               309
       Foreign currency translation loss.......................        (946)                             (946)
                                                                   --------      --------            --------
                                                                     (3,650)        1,300              (2,350)
                                                                   --------      --------            --------
     Income (loss) before disposal of certain
       Operations and income taxes.............................     (12,817)        2,612             (10,205)

     Operating results of certain operations disposed of
       during 1999:
            Net sales..........................................      13,658                            13,658
            Costs and expenses.................................     (13,785)                          (13,785)
                                                                   --------      --------            --------
            Operating loss ....................................        (127)                             (127)
       Loss on disposal of certain operations..................      (1,517)                           (1,517)
                                                                   --------      --------            --------
                                                                     (1,644)                           (1,644)
                                                                   --------      --------            --------

     Income (loss) before income taxes ........................     (14,461)        2,612             (11,849)
     Income tax benefit .......................................      (1,465)                           (1,465)
                                                                   --------      --------            --------
     Net income (loss).........................................    $(12,996)     $  2,612          $  (10,384)
                                                                   ========      ========          ==========

     Basic and diluted earnings (loss) per share...............    $  (0.97)     $   0.20          $    (0.77)
                                                                   ========      ========          ==========

     Weighted average shares outstanding - basic
            and diluted........................................      13,462        13,462              13,462
                                                                   ========      ========          ==========



           See accompanying notes to pro forma condensed consolidated financial statements.

                            THE UNIMARK GROUP, INC.

                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED JUNE 30, 2000
                 (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

                                                                              PRO FORMA            PRO FORMA
                                                           HISTORICAL        ADJUSTMENTS          CONSOLIDATED
                                                           ----------        -----------          ------------


Net sales........................................           $ 27,186         $                    $   27,186
Cost of products sold............................             21,777                                  21,777
                                                           ----------        -------               ---------
Gross profit ....................................              5,409                                   5,409
Selling, general and administrative expenses.....              6,240            (478)(4)               5,762
                                                           ----------        -------               ---------
Loss from operations.............................               (831)            478                    (353)
Other income (expense):
   Interest expense..............................             (1,617)            625 (3)                (992)
   Interest income...............................                269                                     269
   Provision for losses on abandonment
        of leased facility.......................             (2,490)                                 (2,490)
   Foreign currency translation loss.............               (308)                                   (308)
                                                           ----------        -------               ---------
                                                              (4,146)            625                  (3,521)
                                                           ----------        -------               ---------
Income (loss) before income taxes.................             (4,977)          1,103                  (3,874)
Income tax benefit...............................               (490)                                   (490)
                                                           ----------        -------               ---------
Net income (loss)................................           $ (4,487)        $ 1,103              $   (3,384)
                                                           =========         =======              ==========

Basic and diluted earnings (loss) per share ......           $  (0.32)        $  0.08              $    (0.24)
                                                           =========         =======              ==========

Weighted average shares outstanding - basic
      and diluted................................             13,938          13,938                  13,938
                                                           =========         =======              ==========



           See accompanying notes to pro forma condensed consolidated financial statements.

                            THE UNIMARK GROUP, INC.

                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


NOTE 1 - HISTORICAL FINANCIAL STATEMENTS

     Year End Statement of Operations: The condensed consolidated statement of operations for the year ended December 31, 1999 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

     Interim Financial Statements: The condensed consolidated balance sheet at June 30, 2000 and the condensed consolidated statement of operations for the six months then ended are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the interim period. These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto, together with Management's Discussion and Analysis of Financial Condition And Results of Operations, contained in the Company's annual Report on Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission. The results of operations for the six months ended June 30, 2000 are not necessarily indicative of future financial results.

NOTE 2 - DISPOSITION OF ASSETS

     On August 31, 2000 the Company completed the sale to Del Monte Foods Company (DLM), of the rights to its Sunfresh(R) brand, its McAllen Texas distribution center, including certain inventory associated with the Sunfresh(R) brand for $14.5 million in cash, subject to adjustment for inventory levels.

    Separately, DLM and UniMark entered into a long-term supply contract under which UniMark will produce chilled and canned citrus products for DLM at UniMark's existing facilities in Mexico. Also, DLM has granted UniMark a long-term license for rights to the Sunfresh(R) brand for specific areas, including Europe, Asia, the Pacific Rim and Mexico.

NOTE 3 - BASIS OF PRESENTATION

     The unaudited pro forma condensed consolidated balance sheet as of June 30, 2000 gives effect to the sale to DLM as if it had occurred on June 30, 2000 by applying certain pro forma adjustments to the historical financial information. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999, and the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2000, gives effect to the sale to DLM as if it had occurred on January 1, 1999 by applying certain pro forma adjustments to the historical financial information.

    The unaudited pro forma information is presented for illustrative purposes only and does not purport to present what the Company's results would be if the transaction occurred at the dates indicated, nor does such information purport to project the results of operations or financial position for any future period or as of any future date due to UniMark disposing of certain assets.

NOTE 4 - UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL ADJUSTMENTS

     Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 2000:
The following adjustments have been made to the unaudited pro forma condensed consolidated balance sheet:

(1) Reflects the sale proceeds received from DLM, the write-off of the tangible and intangible assets and contractual costs of reducing US operations associated with the sale (in thousands):


                        Cash received, net of transaction closing costs and inventory
                             adjustments                                                                              $   12,500
                        Less : Net book value of disposed assets -
                                       Inventory                                                   $  (4,700)
                                       Prepaid expenses                                                 (350)
                                       Property, plant and equipment                                  (4,020)
                                       Identifiable intangible assets                                   (130)
                               Accrued liabilities
                                                                                                        (700)             (9,900)
                                                                                                                      ----------
                        Estimated gain before income taxes                                                            $    2,600
                                                                                                                      ==========
(2)      Repayment of Debt:

                    Contractual -
                        Short-term working capital borrowings                                      $   8,534
                        Current portion of long-term  debt                                                56
                        Long-term debt                                                                 1,888          $   10,478
                    Other -
                        Short-term working capital borrowings                                                              2,022
                                                                                                                      ----------

                             Total Debt Repayment                                                                     $   12,500
                                                                                                                      ==========


                The above calculations are preliminary, subject to final determination of the net book value of inventory, property plant and equipment and identifiable intangible assets disposed of, income tax consequences and transaction and other costs. Actual accounting adjustments related to the dispositions may differ from the pro forma adjustments.

     Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999 and the six months ended June 30, 2000: The following adjustments have been made to the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 and the six months ended June 30, 2000, assuming that the transaction was completed effective January 1, 1999 -

(3) To adjust interest expense as a result of the use of the $12.5 million net proceeds from the sale to reduce contractually payable debt as a result of the sale of the related collateral.

(4) To adjust selling, general and administrative expenses for costs directly associated with the assets sold to DLM. Included in these costs are property taxes, depreciation and amortization, repairs and maintenance and insurance.


NOTE 5 - UNIMARK OPERATIONS SUBSEQUENT TO SALE OF THE SUNFRESH(R) BRAND TO DLM

     The Company's operations, subsequent to the sale of the rights to its Sunfresh(R) brand and the related assets to DLM, will consist primarily of its Mexican subsidiaries and their existing facilities located in Mexico. These subsidiaries are as follows:

         1. Industrias Citricolas de Montemorelos, S.A. de C.V. ("ICMOSA"), which processes and packages the Sunfresh(R) brand and other citrus products at its five plants in Mexico.

         2. Grupo Industrial Santa Engracia S.A. de C.V. ("GISE"), which is a major Mexican producer of citrus concentrate, oils and juices at its three juice concentrate plants strategically located in the citrus growing regions of Mexico. In addition, GISE is developing, pursuant to a long-term supply contract with an affiliate of the Coca-Cola Company, 8,650 acres of lemon groves.

         3. AgroMark, S.A. de C.V. ("AgroMark"), is an agricultural company that grows and processes pineapples in Mexico.

      As a result of the sale, the U.S operations formally conducted by UniMark Foods, Inc. ("Foods") will be substantially eliminated. All retail and wholesale club sales generated in the U.S. will now be conducted by DLM. As discussed in Note 2 above, UniMark will supply DLM, through its subsidiary ICMOSA, with the chilled and canned citrus products previously distributed by Foods under a long-term supply contract. During the first year of the contract, minimum quantities committed to by DLM are less than the actual sales generated by Foods and at margins that are substantially less than those previously generated. The Company believes that the sales associated with the DLM contract will be substantially greater than the minimums.

     Due to the sale, UniMark has embarked on a restructuring of its operations in order to address the change in how it will conduct its ongoing businesses. Subsequent to September 30, 2000 substantially all of its U.S. employees will be terminated. All cost associated with the distribution facility sold to DLM, the sales and marketing and general and administrative costs associated with Foods sales, will be substantially eliminated. In addition, significant costs associated with being a publicly owned company will be reduced.




         (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K filed herewith.


                                 EXHIBIT INDEX


         99.1 Asset Purchase Agreement dated August 25, 2000 by and among Del Monte Corporation, UniMark Foods, Inc. and The UniMark Group, Inc.;

         99.2 Supply Agreement by and between Del Monte Corporation, UniMark Foods, Inc. and Industrias Citricolas de Montemorelos S.A. de C.V.;

         99.3 Trademark License Agreement by and between Del Monte Corporation and UniMark Foods, Inc.;

         99.4     Transition Services Agreements



`

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                  THE UNIMARK GROUP, INC.
                                        (Registrant)


Date:   September 18, 2000        By: /s/ Soren Bjorn
                                      ------------------------------------------
                                      Soren Bjorn
                                      President, Chief Executive Officer and
                                      Secretary

                                 EXHIBIT INDEX

     EXHIBIT
     NUMBER    DESCRIPTION
     -------   -----------
      99.1     Asset Purchase Agreement dated August 25, 2000 by and among
               Del Monte Corporation, UniMark Foods, Inc. and The UniMark
               Group, Inc.;

      99.2     Supply Agreement by and between Del Monte Corporation,
               UniMark Foods, Inc. and Industrias Citricolas de Montemorelos
               S.A. de C.V.;

      99.3     Trademark License Agreement by and between Del Monte
               Corporation and UniMark Foods, Inc.;

      99.4     Transition Services Agreements
